UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22729

The Eudora Funds

(Exact Name of Registrant as Specified in Charter)

8 West 40th Street, 4th Floor

New York, NY 10018

(Address of Principal Executive Offices)  (Zip Code)

CT Corporation System

1300 East 9th Street

Cleveland, OH 44114

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

41 S. High Street, 17th Floor

 Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (347) 559-6565

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1.  Reports to Stockholders.

THE EUDORA FUND

Ticker: EUDFX

SEMI-ANNUAL REPORT

April 30, 2013
(Unaudited)

eudora

Dear Fellow Shareholders,

As this is my first letter as portfolio manager of the Eudora Fund (“the Fund”), I’d like to start by briefly explaining my views regarding the Fund’s relationship with shareholders. I’ll follow that with a discussion of the Fund’s recent portfolio activity, a topic that will occupy the bulk of my efforts in future quarterly letters.

Fund Shareholders: Our Partners

At Eudora Asset Management (“EAM”) we view the shareholders of the Fund as our investing partners, which means the Fund is managed first and foremost in the interest of its current shareholders. This is unfortunately not as common as one might think in the world of mutual funds. To understand why, consider that two constituencies benefit from a fund’s existence - the managers and the investors. The managers benefit through the management fee, while the investors are meant to benefit from the appreciation in the underlying holdings of the fund. There’s a not-so-hidden conflict of interest between management and shareholders (a unique manifestation of the “principal/agent” problem oft-debated by financial academics): Management maximizes its benefits by growing assets under management. But at some point, this is to the detriment of current fund shareholders because a larger capital base is more difficult to allocate. Or, in the folksy words of Warren Buffett, “a fat wallet is the enemy of superior investment results.”

EAM is the Fund’s investment adviser in which I am both the controlling shareholder and portfolio manager. When the Fund was set up, the following steps were taken in order to minimize potential conflicts of interest between management and shareholders:

•

We eschewed the establishment of a 12b-1 fee, a marketing charge that we believe dings current fund shareholders in order to recruit new fund shareholders.

•

Additionally, in order to align the interests of management and shareholders, I established a significant personal holding in the Fund and plan to add to this in the near future. I intend for the Fund to be the primary vehicle through which my liquid net worth is invested.

•

Finally, while the current level of assets does not present a challenge to our finding suitable investment candidates, we will not hesitate in the future to take action, such as closing the Fund, in order to protect current shareholders from being diluted by new shareholders in both the Fund’s current and potential holdings.

For EAM, our number one aim in managing the Fund is excellence in investing, defined as maximizing risk-adjusted returns on behalf of shareholders. We view profitability as a beneficial result of good investing, and intend to manage the Fund that way at all times.

Aside from minimizing conflicts of interest, another element of treating shareholders as partners is transparency. To that end, we have gone to great lengths to establish an accessible website for EAM, complete with a blog in which, as portfolio manager, I intend to comment on various investment-related thoughts and topics. This should give shareholders a window into our thinking on a more frequent basis than the quarterly shareholder letter. In regards to the quarterly letter, our intention is to discuss the rationale for the Fund’s quarterly investment activity in detail, while also candidly assessing our wins and losses as we wind down positions. We strongly believe that transparency leads to trust, confidence, and conviction, the latter being especially important in the midst of turbulent markets that tend to bring out the worst in the human tendency to invest emotionally rather than rationally.

A Note on Current Portfolio Composition

At EAM, our primary aim for the Fund is long term capital appreciation. To this end, we seek to maximize the long term risk-adjusted returns on managed capital. At any given time, that aim will naturally express itself in the way our portfolios are constructed, including presently for the Fund. The following observations particularly impact the current portfolio’s positioning in the pursuit of our aims:

•

Overall valuations - from a “top-down” perspective, it seems as if many, if not most, asset classes are priced at the upper end of their historical valuation ranges (if not higher). This is true of high yield bonds, investment grade bonds, government bonds, domestic stocks - both large and small cap, and international stocks - both developed and emerging markets. For bonds, yields across the board are their lowest levels in post-war history, and for stocks, earnings multiples are stretched, or even prohibitively expensive if one assumes that corporate profit margins will revert from their current levels (which are at their highest, ever).

•

Few bargains - from a “bottom-up” perspective, we are having a difficult time finding stocks or bonds that meet our disciplined investment criteria, and this is not for lack of searching. We are finding some (as described in the next section on the Fund’s quarterly activity) but not much - it feels like picking through scraps left over from a lavish party.

The aforementioned factors have the following effect on the Fund’s portfolio:

•

Small stock allocation/large cash allocation - because it’s difficult to find suitable investment candidates, only a small portion of the Fund’s assets were invested on the long side as of quarter-end. That has increased in recent weeks, and we continue to tirelessly work to find ideas in which to allocate capital. But the fact remains that we will only allocate capital to investments that meet our criteria for downside risk mitigation and expected long term return, and in the current environment, that has meant holding a lot of cash. High valuations have historically been resolved by market declines - the average post-war bear market has wiped out about 50% of the previous bull market advance - and we view cash as a call option on the ability to invest it at more attractive valuation levels.

•

Several short positions - From a portfolio standpoint, the higher overall valuations are, the more aggressive we are in searching for short-sale candidates. That’s simply because it’s easier to find overvalued securities with limited upside and significant downside when markets are indiscriminately rising. Further, the higher the price level, the greater the potential profits from shorting. For more on our philosophy on short-selling, see the discussion of our Australian banks position later in this letter.

As a result of our large cash position and moderate short position, you should expect the portfolio to underperform the broad market when it is rising, and outperform when it is falling. This is by design. Maximizing risk-adjusted returns is incompatible with capturing all the upside of a rising market and is meant to outperform the market over the course of a full market cycle - not just the way up. Shelby Davis famously quipped that “you make most of your money in a bear market, you just don’t realize it at the time.” It’s also true, but less exciting, that your best loss avoidance is in managing risk in a bull market - you just don’t realize it at the time.

Quarterly Activity

The most illuminating way to elaborate on our investment philosophy is through examples in our portfolio. As such, we will try each quarter to cover as much ground as possible (within the scope of a shareholder letter) regarding significant developments in our portfolio, and how they relate to our investment philosophy and process. In this letter, we’ll discuss three major investments we’ve made since the Fund’s inception as of quarter-end: Long positions in SEACOR Holdings and a basket of gold miners, and a short position in a basket of Australian stocks.

SEACOR Holdings, Inc.

SEACOR Holdings is a holding company that operates three primary businesses: SEACOR Marine, which manages vessels that support and service offshore drilling activities around the world, but primarily concentrated on the Gulf of Mexico; an Inland Marine (IR) business that transports agricultural, petroleum, and industrial products via barges along the inland waterways of the US, primarily up and down the Mississippi river; and a small Shipping Services division that transports petroleum products on domestic ocean routes and provides harbor towing and bunkering services in various domestic ports.

In 2011-2012, SEACOR’s two bigger divisions - SEACOR Marine and Inland River Transport - were both hit by independent damaging circumstances. SEACOR Marine, whose activities are focused on the Gulf of Mexico, saw a significant decrease in demand for its vessels as drilling activity in the Gulf declined dramatically due to the drilling moratorium, and the ensuing slow return of drilling permits, in the wake of the devastating Macondo oil spill in 2010. Meanwhile, the Inland River division had to deal with severe river flooding in 2011, followed by historic midwest drought in 2012, both of which reduced demand for transport services while increasing the cost of operating vessels on the Mississippi.

Following the reduced earnings of 2011-2012, SEACOR’s stock underperformed both its peer group as well as the overall equity market. From our standpoint, we saw a company whose earnings were suffering only temporarily, but which was also properly situated to take advantage of very favorable long term trends in its two underperforming divisions. For SEACOR Marine, the permitting environment in the Gulf has improved significantly with actual drilling activity starting to pick up. In addition, a large number of new oil rigs are slated to come online in the next few years to take advantage of one of the final frontiers of relatively conventional oil drilling in deepwater oil fields. The return to Gulf normalcy and the increased supply of new oil rigs should both positively affect the demand environment for SEACOR Marine’s offshore support vessels. Meanwhile, on the supply side, after two years of difficult conditions in the Gulf, the order book for new vessels is shrinking, while older vessels around the industry are being scrapped in anticipation of their inability to service the oncoming new and more technologically advanced rigs. So while 2011-2012 may have been a perfect storm of negative operating conditions, the supply/demand environment is shaping up to be extremely favorable for SEACOR Marine in the next few years.

For the inland river business, our expectation for recovery is simpler: we don’t expect bad weather to be permanent. A return to normal weather would more than bring back this division’s profits to historical levels. Moreover, the shale energy boom and the attendant renaissance of midwest manufacturing, should both be a positive demand factor in river transport business, bringing this division’s earnings to record levels over the next few years.

All in, we believe that a return to regular business conditions over the next few years is enough to imply about $7.50 per share in cash earnings for SEACOR, compared to our purchase price of about $72/share - a greater than 10% free cash flow yield. That normalized earnings estimate does not include any of the positive industry factors we expect to materialize, including a deepwater drilling boom and the rejuvenation of midwest manufacturing. It also doesn’t include any of the value we expect the management team at SEACOR to create, and this is a group that has generated returns on invested capital in the double digits even in the worst of times, while showing a proclivity for intelligent acquisition of assets at bargain prices from sellers in distress.

Our investment in SEACOR exhibits multiple elements of our investment philosophy:

•

Long time horizon - SEACOR’s earnings were temporarily depressed for the past two years and will probably not fully recover over a short period of time. While the average investor may myopically focus on the recent past and the immediate future, we’re focusing on SEACOR’s long term earnings power and positive industry trends.

•

Emphasis on capital allocation - our research process tends to focus on companies that generate a lot cash, but we also worry about what management will do with that cash. SEACOR’s management team has an extraordinary record allocating capital throughout the economic cycle at high rates of return.

•

Attractive valuation with a margin of safety - we bought SEACOR at less than 10x our estimate of normalized earnings. Even if we’re a bit off in our estimate, or those earnings don’t grow in line with our long term expectations, we can still earn a solid rate of return on our investment.

Gold Miner Basket

One of the worst-performing investment categories year-to-date has been the gold complex, including both the metal itself as well as the companies that mine it. As of quarter-end, gold is down 11.9% with the Philadelphia Gold & Silver Index of miners down 33.5%. The sell-off has been indiscriminate in that there have been almost no gold miners that have not seen their stock price hurt badly. It’s precisely this sort of carnage that gets us excited, because such volatility is rarely rational and usually presents good investment opportunities.

Starting in early April, we spent a couple of weeks researching the gold miners and found the following:

•

The gold mining sector has its own peculiar culture. Miners generally care little about return on capital employed when thinking about mining projects, and the investor base has historically been comprised largely of gold bugs and conspiracy theorists. There’s probably a correlation between the two - if your investor base doesn’t care about returns on capital, neither will you.

•

There are some mining firms that do operate with an ROI-based mindset, but they are rare, and usually small and exposed to one or two mining projects that could make or break them.

•

The marginal cost of producing gold right now is approximately $1100-1200/oz based on discussion with industry participants. While the gold price may fluctuate beneath that for short periods of time, over the longer term, the price of a commodity should tend toward its marginal cost of production plus an acceptable return on investment.

•

The cure for low prices is low prices - as the gold price has declined and fear has set in, industry behavior will be affected. Marginal mining projects will be shelved. Greenfield capacity expansions will proceed more slowly when they are not canceled. Management teams will be forced to get religion regarding their use of capital. All this should result in a supply response that supports the price of gold, augmenting miner earnings in the medium term.

•

We get the sense that the investor base of the gold miners is changing slowly, and that investors are becoming more demanding of management teams. This could lead to an overall shift in how capital is allocated across the industry, which would also benefit medium-to-long-term miner cash flow streams. We wouldn’t hold my breath for this outcome, but it would be a huge incremental positive to the investment thesis.

•

The current price of gold miners relative to the price of gold has rarely been this low in history, even after adjusting for the increase in the cost of production. Historically, when gold miners traded at these levels relative to the price of gold, the forward returns from investing in the sector has been extraordinary.

The last bullet point is particularly important and forms the crux of the investment thesis. The current level of stock prices in the gold mining sector implies a further dramatic decline in the price of gold, and even then, many of the miners would still be able to generate strong cash flows more than justifying the valuations at which we established positions. In the medium term, as the volatility-induced-fear in the sector changes the capital allocation behavior of the companies, and maybe even the investor base, there is substantial potential for further upside to our expectations.

Given that the investment thesis is more industry-driven than company-specific, and that we didn’t want to overly expose the Fund to the mining project portfolio of one or two companies, our investment has taken the form of a basket of gold miners, coupled with a small investment in two Exchange Traded Funds (ETFs), one of which was acquired at a discount to stated Net Asset Value, and the other of which gave us a small exposure to a portfolio of junior gold miners that would have been difficult for us to establish through individual positions. Since establishing the position, the volatility has gotten worse. Over the past week, the the gold complex has been subject to further panic selling and our response has been to add a bit to our position. We continue to diligently monitor the drivers of the investment thesis, and expect to be rewarded for providing capital to an industry at a time when most of the capital is moving in the other direction.

Australian Shorts

Short selling has a reputation that ranges from awful to seedy - after all, what kind of investor would bet against the economy? At EAM, short selling chiefly serves the purpose of hedging our portfolio against financial market declines. But when looking for short sale candidates, their potential hedging utility is not the only factor to consider - after all, the most effective hedge against stock market declines would be short selling a broad equity market index, which we have usually shied away from. We want to structure a position where we greatly profit from the downside, but that also has limited upside in order to limit potential losses. Thus, we only establish a short if we expect it to reward the portfolio greatly in the case of a market decline, but only diminish performance moderately as the market rises (as it has done almost non-stop year-to-date).

During the quarter, the Fund established a short position in two Australian banks and an Australian iron ore miner (for more information, please see the schedule of Securities Sold Short in the accompanying Semi-Annual Report). Our thesis on the Australian banking sector has developed over the past few years, and can be succinctly summarized as follows:

•

The Australian housing market has undergone a boom in the past two decades that can make the subprime-induced US housing boom blush by comparison.

•

Much of the Australian real estate boom can be traced back to Australia’s prospering economy, which itself has been the beneficiary of Australia’s close proximity to China and the related Australian mining boom. The Australian mining industry has been a leading supplier to the Chinese investment boom.

•

The Chinese miracle is simply another unsustainable investment bubble that will eventually end in tears. It’s a movie we’ve all seen before with the Soviet Union in the 50’s and 60’s, Japan in the 60’s and 70’s, and the “Asian Tigers” in the 80’s and 90’s. All of the aforementioned episodes of fixed asset investment excess ended with terrible busts. Some of those economies were able to rebalance along more consumer-driven lines. Others have never recovered. Either way, the investment-driven portions of those economies never recovered.

Essentially, the Australian banking system looks dangerously akin to a house of cards: A levered banking system, geared to a real estate boom, geared to a mining boom, geared to a Chinese investment boom. When the Chinese investment domino topples (and it looks like it’s starting to), the reverberations will be felt around the world. Ground zero will be the iron ore miners, which have already seen very sizeable stock price declines from their peaks. Eventually, the aftershocks will hit the Australian banking system, which has continued to trade at very rich multiples of book value.

We’d like to set the record straight: we really don’t know when this will happen, or even if we’re right about the extent to which it will happen. But, to bring us back to where the short-selling conversation started, the Australian banks are an ideal short position for the Fund: In case of global market turbulence, which has a high likelihood of either being caused by a Chinese investment bust or to induce one, the Australian banking system will suffer badly. But in case the markets keep rising, there is probably limited upside to Australian banking stocks given their already-rich valuations, and their already highly indebted client-base that has limited capacity for further debt (remember that banks make money by lending money).

Subsequent to the quarter-end, the Fund added to its short position in the Australian banking sector, and we continue to view this as one of the most attractive ways to construct a portfolio hedge in the current environment.

Don’t Worry About the Fed

The past few weeks have seen financial market gyrations - both sell-offs and rallies - the likes of which we have not been accustomed to over the past year. Reading the papers (or financial websites) would lead you to believe that this has been the result of various Federal Reserve statements and expectations as to what actions the Fed will take over the next few months. We tend to view these ex-post explanations of market movements as rationalization rather than real analysis. We can assure you that over the long term, the Federal Reserve has very little influence on the intrinsic value of asset prices beyond being the lender of last resort during a true liquidity crisis (a role it well-served in the wake of the Lehman Brothers bankruptcy). The direction of asset prices in the long run will be determined by corporate performance, the compounded cumulative decisions of American corporations each and every day over many years, the vast majority of which have nothing to do with how many bonds the Fed will be buying next month. At Eudora, we will continue to focus on analyzing these decisions in the pursuit of superior investment performance.

I look forward to writing you again when we publish our Third Quarter report for the period ending July 31, 2013. Thank you for your continued confidence and support.

Sincerely,

David A. Cohen

THE EUDORA FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represent as a percentage of the portfolio of investments, by industry sectors.

	The Eudora Fund
	Schedule of Investments
	April 30, 2013 (Unaudited)

Shares		Value

COMMON STOCK - 14.10%

Deep Sea Foreign Transportation of Freight - 5.16%
8,496	SEACOR Holdings, Inc.	$ 612,647

Gold & Silver Ores - 5.79%
3,700	Agnico-Eagle Mines Ltd. (Canada)	119,473
6,000	AngloGold Ashanti Ltd. ADR	117,000
5,900	Barrick Gold Corp. (Canada)	116,289
4,000	Goldcorp, Inc. (Canada)	118,320
1,700	Randgold Resources Ltd. ADR	139,026
9,500	Sandstorm Gold Ltd. (Canada) *	76,665
		686,773
Services-Computer Programming Services - 1.09%
30,278	CIBER, Inc. *	128,984

Services-Management Consulting Services - 0.84%
50,332	Information Services Group, Inc. *	99,657

Telephone Communications (No Radio Telephone) - 1.22%
9,800	IDT Corp., Class B	144,942

TOTAL FOR COMMON STOCK (Cost $1,577,429) - 14.10%		1,673,003

EXCHANGE TRADED FUNDS - 1.35%
2,963	iShares MSCI Global Gold Miners	37,601
9,600	Market Vectors Junior Gold Miners	123,072
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $156,782) - 1.35%		160,673

REAL ESTATE INVESTMENT TRUST - 0.83%
6,200	Annaly Capital Management, Inc. (Cost $92,666)	98,828

SHORT TERM INVESTMENTS - 83.90%
9,955,375	Federated US Treasury Cash Reserve Fund-Service Shares, 0%, (Cost $9,955,375)**	9,955,375

TOTAL INVESTMENTS (Cost $11,782,252) - 100.18%		11,887,879

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.18)%		(21,547)

NET ASSETS - 100.00%		$ 11,866,332

ADR - American Depositary Receipt
* Represents non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2013.
The accompanying notes are an integral part of these financial statements.

	The Eudora Fund
	Schedule of Securities Sold Short
	April 30, 2013 (Unaudited)

Shares		Value

COMMON STOCK

Metal Mining
25,000	Fortescue Metals Group Ltd. (Australia) *	$ 90,739

National Commercial Banks
4,500	Commonwealth Bank of Australia (Australia)	342,762
9,500	Westpac Banking Corp. (Australia)	332,988
		675,750

TOTAL FOR COMMON STOCK (Proceeds $760,943)		$ 766,489

TOTAL SECURITIES SOLD SHORT (Proceeds $760,943)		$ 766,489

* Represents non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of April 30, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Valuation Inputs of Assets
Common Stocks	$ 1,673,003	$ -	$ -	$ 1,673,003
Exchange Traded Funds	160,673	-	-	160,673
Real Estate Investment Trust	98,828	-	-	98,828
Short-Term Investments:
Federated US Treasury Cash Reserve Fund	9,955,375	-	-	9,955,375
	$ 11,887,879	$ -	$ -	$ 11,887,879

	Level 1	Level 2	Level 3	Total
Valuation Inputs of Liabilities
Securities Sold Short	$ 766,489	$ -	$ -	$ 766,489
	$ 766,489	$ -	$ -	$ 766,489

The Fund did not hold any Level 3 assets during the period ended April 30, 2013. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)

Assets:
Investments in Securities, at Value (Cost $11,782,252)	$ 11,887,879
Cash	761,028
Receivables:
Dividends and Interest	1
Deferred Offering Costs	4,188
Due from Advisor	6,685
Prepaid Expenses	4,402
Total Assets	12,664,183
Liabilities:
Securities Sold Short, at Value (Proceeds $760,943)	766,489
Payables:
Due to Adviser	13,461
Trustee Fees	1,418
Offering Costs	4,188
Accrued Expenses	12,183
Interest Expense on Short Positions	112
Total Liabilities	797,851
Net Assets	$ 11,866,332

Net Assets Consist of:
Paid In Capital	$ 11,803,505
Accumulated Net Investment Loss	(37,254)
Unrealized Appreciation in Value of Investments	100,081
Net Assets (Unlimited number of shares authorized without par value)	$ 11,866,332

Shares Outstanding	1,181,220

Net Asset Value Per Share	$ 10.05

Minimum Redemption Price Per Share ($10.05 * 0.98) (Note 2) *	$ 9.84

* The Fund will deduct a 2.00% redemption fee on shares purchased and redeemed within 60 days.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Operations
For the Period December 3, 2012 (Commencement of Operations)
through April 30, 2013 (Unaudited)

Investment Income:
Dividend Income (net of $30 of foreign tax withheld)	$ 2,960
Interest Income	21
Total Investment Income	2,981

Expenses:
Advisory Fees (Note 3)	28,361
Chief Compliance Officer Fees	2,053
Offering Costs	4,187
Interest Expense	530
Legal Fees	6,006
Audit Fees	5,756
Transfer Agent Fees	9,525
Custody Fees	3,043
Trustee Fees	3,293
Registration Fees	914
Printing and Mailing	520
Insurance Fees	362
Miscellaneous	1,457
Total Expenses	66,007
Fees Waived and Reimbursed by the Adviser	(25,772)
Net Expenses	40,235

Net Investment Loss	(37,254)

Realized Gain (Loss) on:
Investments in Securities	-
Securities Sold Short	-
Net Realized Gain (Loss) on Investments and Securities Sold Short	-

Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	105,627
Securities Sold Short	(5,546)
Change in Unrealized Appreciation	100,081

Net Realized and Unrealized Gain on Investments	100,081

Net Increase in Net Assets Resulting from Operations	$ 62,827

The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Statement of Changes in Net Assets

(Unaudited)
Period Ended *
4/30/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (37,254)
Net Realized Gain (Loss) on Investments	-
Net Realized Gain (Loss) on Securities Sold Short	-
Change in Unrealized Appreciation on Investments	105,627
Change in Unrealized Depreciation on Securities Sold Short	(5,546)
Net Increase in Net Assets Resulting from Operations	62,827

Capital Share Transactions (Note 4)	11,703,505

Total Increase in Net Assets	11,766,332

Net Assets:
Beginning of Period	100,000

End of Period (including accumulated net investment loss of $(37,254))	$ 11,866,332

* For the period December 3, 2012 (commencement of investment operations) through April 30, 2013.
The accompanying notes are an integral part of these financial statements.

The Eudora Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Period Ended	(a)
	April 30, 2013

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.07)
Net Realized and Unrealized Gain/(Loss) on Investments	0.12
Total from Investment Operations	0.05

Redemption Fees	0.00	†

Net Asset Value, at End of Period	$ 10.05

Total Return ** (b)	0.50%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,866
Before Waiver
Ratio of Expenses to Average Net Assets	2.87%	***
Ratio of Expenses to Average Net Assets, Excluding Interest on Securities Sold Short	2.84%	***
Ratio of Interest Expense on Securities Sold Short to Average Net assets	0.02%	***
Ratio of Net Investment Loss to Average Net Assets	(2.74)%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	***
Ratio of Expenses to Average Net Assets, Excluding Interest on Securities Sold Short	1.74%	***
Ratio of Net Investment Loss to Average Net Assets	(1.62)%	***
Portfolio Turnover	0.00%

(a) For the period December 3, 2012 (commencement of investment operations) through April 30, 2013.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.
*** Annualized
† Amount calculated is less than $0.005.

The accompanying notes are an integral part of these financial statements.

THE EUDORA FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2013 (UNAUDITED)

1.  ORGANIZATION

The Eudora Funds ("The Trust") was formed as a statutory trust on July 6, 2012 under the laws of the State of Ohio.   The Eudora Fund ("the Fund") is the only series of the Trust and is a non-diversified fund.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 5, 2012 (the "Trust Agreement") filed with the Ohio Secretary of State on July 6, 2012.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Eudora Asset Management, LLC (the "Adviser").

The Fund’s investment objective is long-term capital appreciation.

On October 11, 2012, 10,000 shares were issued for cash, at $10.00 per share, to the Portfolio Manager, David A. Cohen, the Managing Member of the Adviser.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of significant accounting policies used in preparing the financial statements.

SECURITY VALUATION - The Fund's assets are generally valued at their market value using market quotations.  The net asset value ("NAV") of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  The Fund's NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be purchased or redeemed.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

CASH AND CASH EQUIVALENTS - The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

OFFERING COSTS - Offering costs consist of costs incurred to establish the Trust and enable it to legally do business. These expenses have been paid by the Adviser and are subject to recoupment pursuant to the Expense Limitation Agreement. Offering costs have been deferred and will be amortized on a straight-line basis over the first fiscal year after the commencement of operations of the Fund.

SHORT SALES - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

FEDERAL INCOME TAXES - The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In addition, Generally Accepted Accounting Principles ("GAAP") requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the period of December 3, 2012 (commencement of investment operations) through April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund had no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date.  The highest cost method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income and expense are recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

REDEMPTION FEES - The Board of Trustees has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund.  A 2.00% fee will be assessed against investment proceeds withdrawn less than 60 days from investment. The Fund uses a "first in, first out" method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund.  The redemption fee is applied uniformly in all cases.

SUBSEQUENT EVENTS - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

3.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Eudora Asset Management, LLC, serves as investment Adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement.  For the period of December 3, 2012 (commencement of investment operations) through April 30, 2013, the Adviser earned advisory fees of $28,361.  At April 30, 2013, the Fund owed the Adviser $6,776 for advisory fees.

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  Under this Agreement, the Adviser pays the operating expenses of the Fund except that the Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, and extraordinary or non-recurring expenses.

The Adviser has contractually agreed to waive management fees and/or to make payments to limit the Fund expenses,  until January 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation, but including organizational and offering costs) will not exceed 1.75% of average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.  For the period of December 3, 2012 (commencement of investment operations) through April 30, 2013, the Adviser waived fees of $25,772.

Each Trustee who is not affiliated with the Trust or Adviser will receive $2,500 per year.  The foregoing compensation will be paid in quarterly payments.

The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of separate series without par value.  The total paid-in capital was $11,803,505 as of April 30, 2013.  Transactions in capital for the period of December 3, 2012 (commencement of investment operations) through April 30, 2013 were as follows:

For the period of December 3, 2012 (commencement of investment operations) through April 30, 2013
	Shares	Amount
Initial seed capital	10,000	$ 100,000
Shares sold	1,172,650	11,717,855
Shares issued in reinvestment of dividends	-	-
Shares redeemed	(1,430)	(14,350)
Net increase (decrease)	1,181,220	$ 11,803,505

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of the Fund shares redeemed within 60 days after their purchase.  For the period of December 3, 2012 (commencement of investment operations) through April 30, 2013, no redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital.

5.  INVESTMENT TRANSACTIONS

For the period of December 3, 2012 (commencement of investment operations) through April 30, 2013, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated to $1,829,988 and $0, respectively for the Fund. Purchases and sales of short securities aggregated to $0 and $760,943, respectively.

6.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The Pronouncement requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

7.  CHANGE IN ACCOUNTANTS

Effective December 4, 2012 Morrison, Brown, Argiz and Farra, LLC (“MBAF”) resigned as the Fund’s independent registered public accountant.  Sanville & Company now serves as the Fund’s independent registered public accountant.

THE EUDORA FUND

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

APRIL 30, 2013 (UNAUDITED)

In connection with the Organizational Meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Eudora Funds (the Trust”), held on September 24, 2012, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Eudora Asset Management (“EAM” or the “Adviser”) and the Trust with respect to the Eudora Fund (the “Fund”).  In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of the independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

The investment performance of the Fund and the investment adviser – Because the Fund had not yet commenced operations, the Trustees reviewed the performance of a composite of separate accounts, the Cumulative EAM Composite, managed by the proposed portfolio manager to the Fund for the period June 2008 to present vs the S&P 500.  The Trustees noted that the Cumulative EAM Composite had outperformed the S&P 500 in each of the periods shown.  They noted that the performance was reviewed by an independent third party, and that while it is not GIPS compliant, it is intended to come as close to GIPS compliance as possible.

The nature, extent and quality of the services provided by the investment adviser to the fund – The Trustees reviewed a copy of the Adviser’s Form ADV Part 1, Form ADV Part 2A, and the portfolio manager’s individual Form ADV Part 2B.  They noted Mr. Cohen’s professional business experience and how it has prepared him to be a mutual fund portfolio manager, and considered the experience he would bring to the Fund as portfolio manager.  The Board considered that the Adviser had reported no regulatory issues or material litigation.  The Trustee discussed Mr. Cohen’s 30% ownership interest in Middlegate, a similar strategy to the Fund, and noted that there are procedures in place to insure that all Middlegate trades will be handled appropriately and would not adversely impact the shareholders of the Fund.

The costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund –The Trustees considered the proposed fees and expense ratio, and compared them to the average fee charged by funds in the Morningstar Alternative/Equity Long/Short Funds Category and the Morningstar Multialternative Category.  They noted that the proposed advisory fee is 1.25% and with an expense ratio of 1.60%.  They compared the anticipated expense ratio of the Fund to the averages of the Morningstar categories which were 2.04% and 1.68%, respectively.  The Trustees further considered the estimated expense ratio as compared to the Morningstar category averages limited to those funds that have assets under $200 million noting averages of 2.14% and 1.72%, respectively.  As to profitability, the Trustees reviewed copies of the Adviser’s Balance Sheet and Income Statement for the period ending December 31, 2011.  They also noted that the Adviser had reported modest anticipated profits in the first 12 months of the Fund’s operations.  The Trustees agreed that the proposed fee was very reasonable and that the Adviser’s anticipated profits were not excessive.

The extent to which economies of scale will be realized as the fund grows –The Trustees agreed that economies of scale are not a relevant consideration at this time because the Fund is in its start-up phase.  They noted, however, that the Adviser does not have growth targets for operating efficiencies.  They considered the Adviser’s representation that, initially, it anticipates that it can reduce the expense ratio from 1.75% to 1.50% once the fund assets reach approximately $25 million.

The Eudora Fund
Expense Illustration
April 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Eudora Fund (the "Fund"), you incur ongoing costs which typically consist of management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2012 through April 30, 2013; and the actual period December 3, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2012	April 30, 2013	November 1, 2012 to April 30, 2013

Actual	$1,000.00	$1,005.00	$8.70
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	December 3, 2012	April 30, 2013	December 3, 2012 to April 30, 2013

Actual	$1,000.00	$1,005.00	$7.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.27	$7.19

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 149/365 (to reflect the one-half year period).

THE EUDORA FUND

TRUSTEES AND OFFICERS

APRIL 30, 2013 (UNAUDITED)

The following table provides information regarding each Trustee who is not an "interested person" of the Trust ("Independent Trustee"), as defined in the 1940 Act.

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Last 5 Years
Jeffrey Meyers Year of Birth: 1969	Trustee	Indefinite; September 2012 to present	Portfolio Manager, Cobia Capital (1/2008 to present); Technology Sector Financial Analyst, Intrepid Capital Management (2003-2007)	1	None
Ruvin Levavi Year of Birth: 1983	Trustee	Indefinite; September 2012 to present	Insurance Sales, New York Life Insurance (5/2012 to present); Attorney, Ruvin Levavi, Esq. (5/2010 to 5/2012); Legal Intern, New York Attorney General (7/2008 to 5/2009); Student, Fordham School of Law (9/2006 to 5/2009)	1	None
Sion Nuseiri Year of Birth: 1985	Trustee	Indefinite; December 2012 to present	Assistant Controller, MetTel (8/2009 to present); Audit Associate, Grant Thronton (8/2007 to 7/2009)	1	None

1 Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 The "Fund Complex" consists of The Eudora Funds.

The following table provides information regarding each Trustee who is an "interested person" of the Trust ("Interested Trustee"), as defined in the 1940 Act, and each officer of the Trust.

Interested Trustees, Officers

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
David A. Cohen [2] Year of Birth: 1981	Trustee, Chairman, President and Treasurer	Trustee, Indefinite, July 2012 to present; President and Treasurer, Annual, September 2012 to present	Managing Partner, Eudora Asset Management, LLC (2007 to present)	1	None
David Kuhr Year of Birth: 1961	Secretary, Chief Compliance Officer	Annual, Indefinite, September 2012 to present

President, Green Bar Consulting (01/11- Present); CCO, The Ancora Group (10/03 - 02/11); CCO, Ancora Securities, Inc (10/03 – 02/11); CCO, Ancora Advisors, LLC (10/03 – 02/11), CCO, The Ancora Family of Funds (01/04 – 02/11); CCO, Safeguard Securities (12/05 – 02/12); Principal, Advoca Securities, LLC (02/11 – Present); Principal, Arbor Court Capital, LLC (02/12 – Present)

				n/a	n/a

1Unless otherwise specified, the mailing address of each Trustee is c/o The Eudora Funds, 8 West 40th Street, 4th Floor, New York, NY 10118.

2 Mr. Cohen is considered an "Interested" Trustee as defined in the 1940 Act, because he is an officer of the Trust and controls the Fund's investment adviser.

THE EUDORA FUND

ADDITIONAL INFORMATION

APRIL 30, 2013 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 19, 2013. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-866-232-3837, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-866-232-3837 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-866-232-3837 to request a copy of the SAI or to make shareholder inquiries. The SAI is also available on the Fund’s website at www.eudorafund.com.

Board of Trustees
David Cohen
Jeffrey Meyers
Ruvin Levavi
Sion Nuseiri
David Kuhr

**Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent**
Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Custodian
The Huntington National Bank, NA
41 South High Street
Columbus, OH 43216

Independent Registered Public Accounting Firm
Sanville & Company
1514 Old York Road
Abington, PA 19001

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

eudora

 Item 2. Code of Ethics.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Eudora Funds

By /s/David Cohen

 David Cohen

 Trustee

Date: June 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Cohen

David Cohen

Trustee

Date June 28, 2013

*Print the name and title of each signing officer under his or her signature.